UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 30, 2014

DEX MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-35895	13-2740040
(Commission File Number)	(IRS Employer Identification No.)

2200 West Airfield Drive, P.O. Box 619910, DFW Airport, Texas	75261
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 453-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 4, 2014, Dex Media, Inc. (the “Company” or “Dex Media”) issued a press release announcing its financial results for the three and nine months ended September 30, 2014.  A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Executive Vice President — Chief Financial Officer and Treasurer

On November 4, 2014, the Company announced that Samuel D. Jones, the Company’s Executive Vice President — Chief Financial Officer and Treasurer, will resign as an executive officer of the Company effective November 14, 2014. To ensure a smooth transition of his responsibilities, the Company and Mr. Jones have entered into a Consulting Services Agreement, dated November 4, 2014 (the “Jones Consulting Agreement”), pursuant to which the Company will retain Mr. Jones as a consultant for a term of twelve months, beginning on November 14, 2014. While he serves as a consultant, Mr. Jones will receive a monthly fee of $25,000, payable on a monthly basis in arrears.  Mr. Jones will receive severance benefits pursuant to the Company’s Severance Plan — Executive Vice President and Above, effective as of July 30, 2014 (the “Severance Plan”).  The severance benefits will be paid or provided to Mr. Jones in the manner as provided in the Severance Plan.  The Company’s obligation to pay or provide severance benefits to Mr. Jones are contingent on Mr. Jones executing a general release agreement in connection with the termination of Mr. Jones’ employment with the Company.

The foregoing description of the Jones Consulting Agreement is qualified in its entirety by reference to the full text of the Jones Consulting Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Resignation of Executive Vice President — Operations

Frank P. Gatto, the Company’s Executive Vice President - Operations, resigned as an executive officer of the Company effective October 31, 2014.  To ensure a smooth transition of his responsibilities, the Company and Mr. Gatto have entered into a Consulting Services Agreement, dated October 31, 2014 (the “Gatto Consulting Agreement”), pursuant to which the Company will retain Mr. Gatto as a consultant for a term of twelve months, beginning on October 31, 2014. While he serves as a consultant, Mr. Gatto will receive a monthly fee of $16,650, payable on a monthly basis in arrears.  Mr. Gatto will receive severance benefits pursuant to the Severance Plan.  The severance benefits will be paid or provided to Mr. Gatto in the manner as provided in the Severance Plan.  The Company’s obligation to pay or provide severance benefits to Mr. Gatto are contingent on Mr. Gatto executing a general release agreement in connection with the termination of Mr. Gatto’s employment with the Company.

The foregoing description of the Gatto Consulting Agreement is qualified in its entirety by reference to the full text of the Gatto Consulting Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Appointment of Executive Officers

On November 4, 2014, the Company announced the appointment of Paul D. Rouse, 55, as Executive Vice President — Chief Financial Officer and Treasurer of the Company, effective November 14, 2014.  In such capacity, Mr. Rouse will serve as the principal financial and accounting officer of the Company. Prior to accepting this position with the Company, Mr. Rouse has been the Chief Financial Officer of Apple and Eve LLC, one of the largest privately held juice companies in the USA, since 2012. Mr. Rouse was previously employed by Yellowbook Inc. from 1987 until 2012 and served as Vice President of Finance and Treasurer which included responsibility for Corporate and Business Development and had previously been the Controller of the company. Mr. Rouse began his carrier in international internal audit at JPMorgan and public accounting at Ernst and Young LLP. There are no relationships between Mr. Rouse and the Company or its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Mr. Rouse’s will receive an annual base salary of $450,000 and will be eligible for a short-term incentive award opportunity with a target of 70% of his base salary, based upon satisfaction of performance goals and criteria defined and approved by the Compensation and Benefits Committee of the Board of Directors.

If the Company terminates Mr. Rouse’s employment for reasons other than Cause (as defined in the Severance Plan) or Mr. Rouse resigns for Good Reason (as defined in the Severance Plan), he is entitled to receive severance benefits in accordance with all of the terms and conditions of the Severance Plan. Mr. Rouse has also agreed to be bound by customary restrictions with respect to the use of the Company’s confidential information, as well as customary non-compete and non-solicitation covenants.

A copy of the Company’s press release announcing the appointment of Mr. Rouse and other executive management changes is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Effective November 4, 2014, Mr. Del Humenik, the Company’s chief operating officer will become the Company’s Executive Vice President — Chief Revenue Officer, with responsibility for managing sales for the Company. Under the Company’s new management structure, the position of chief operating officer has been eliminated.

In connection with Mr. Humenik’s appointment as Executive Vice President — Chief Revenue Officer, Mr. Humenik and the Company entered into a Confirmation of Severance Protection Letter, effective as of November 4, 2014 (the “Confirmation Letter”).  The Confirmation Letter provides for an extended severance protection period under the Severance Plan if the Company terminates Mr. Humenik’s employment for reasons other than Cause or Mr. Humenik resigns for Good Reason. The foregoing description of the Confirmation Letter is qualified in its entirety by reference to the full text of the Confirmation Letter, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

10.1	Consulting Services Agreement, dated as of November 4, 2014, by and between Dex Media, Inc. and Samuel D. Jones.

10.2	Consulting Services Agreement, dated as of October 31, 2014, by and between Dex Media, Inc. and Frank P. Gatto.

10.3	Confirmation of Severance Protection Letter, dated as of November 4, 2014, by and between Dex Media, Inc. and Del Humenik.

99.1	Dex Media, Inc. press release, dated November 4, 2014.

99.2	Dex Media, Inc. press release, dated November 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2014

DEX MEDIA, INC.

/s/ Raymond R. Ferrell
	Name:	Raymond R. Ferrell
	Title:	Executive Vice President - General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Consulting Services Agreement, dated as of November 4, 2014, by and between Dex Media, Inc. and Samuel D. Jones.

10.2	Consulting Services Agreement, dated as of October 31, 2014, by and between Dex Media, Inc. and Frank P. Gatto.

10.3	Confirmation of Severance Protection Letter, dated as of November 4, 2014, by and between Dex Media, Inc. and Del Humenik.

99.1	Dex Media, Inc. press release, dated November 4, 2014.

99.2	Dex Media, Inc. press release, dated November 4, 2014.